UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 8, 2026
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-43202	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	The Nasdaq Stock Market LLC
Floating Rate Notes due 2028	—	The Nasdaq Stock Market LLC
2.800% Notes due 2028	—	The Nasdaq Stock Market LLC
3.100% Notes due 2030	—	The Nasdaq Stock Market LLC
3.350% Notes due 2032	—	The Nasdaq Stock Market LLC
3.700% Notes due 2035	—	The Nasdaq Stock Market LLC
4.050% Notes due 2039	—	The Nasdaq Stock Market LLC
4.450% Notes due 2045	—	The Nasdaq Stock Market LLC
4.850% Notes due 2064	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

SIGNATURES	4

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On September 8, 2026, the Board of Directors of Amazon.com, Inc. (the “Company”) elected Kevin R. Mandia as a director of the Company and also appointed him to the Audit Committee and Security Committee of the Board. Mr. Mandia has served as Chief Executive Officer of Armadin, Inc., a cybersecurity company he founded, since September 2025. Mr. Mandia has also served as General Partner of Ballistic Ventures, a venture capital firm he co-founded, since June 2024 and previously served as Strategic Partner from December 2021 to June 2024. He served as Chief Executive Officer of Mandiant, Inc., a cybersecurity firm acquired by Google LLC in September 2022, from June 2016 to July 2024 and as a director from February 2016 to September 2022.
In connection with his election, Mr. Mandia was granted a restricted stock unit award under the Company’s 1997 Stock Incentive Plan for 4,086 shares of common stock of the Company, to vest in three equal annual installments beginning on November 15, 2027, assuming continued service as a director. Mr. Mandia also entered into an indemnification agreement with the Company in the same form as its other directors have entered, which is filed as an exhibit to Amendment No. 1, filed April 21, 1997, to the Company’s Registration Statement on Form S-1 (Registration No. 333-23795).
Kristin Mandia, an employee of the Company, is the sister-in-law of Mr. Mandia. Ms. Mandia’s annual salary is $185,000. In 2026, she was also granted a restricted stock unit award under the Company’s 1997 Stock Incentive Plan with respect to 103 shares of common stock of the Company, vesting over 1.9 years. Her compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ Susan K. Jong
Susan K. Jong
Vice President and Secretary
Dated: September 9, 2026
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